                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 1, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
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                               (Exact name of registrant as specified in its charter)

                      Delaware                                   1-9618                           36-3359573
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     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
   --------------------------------------------------------                           ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 5.      OTHER EVENTS

On October 1, 2002, International Truck and Engine Corporation, the principal operating company of Navistar
International Corporation, notified the National Highway Traffic Safety Administration (NHTSA) of a program to affect a voluntary safety recall of hydraulic anti-lock brake system electronic control units (ECU) manufactured by a third party and installed on certain International and IC brand vehicles.  To date, no injuries have been reported as a result of this issue.  International has identified the population that could be affected by this recall, which could be up to approximately 90,000 units in the U.S. and Canada.  Notice to owners will be sent and the recall will commence promptly after NHTSA approval.  The Company expects to record a fourth-quarter pre-tax charge of approximately $51 million, for estimated costs associated with this recall.  The Company anticipates that approximately $6 million of the charge will be incurred in the first quarter of fiscal year 2003, and that approximately $4 million, $9 million and $10 million will be incurred in each of the second, third and fourth quarters of fiscal year 2003, respectively for a full year total of $30 million.  Approximately $14 million of the charges are expected to be incurred in 2004 and approximately $7 million in 2005 and beyond.  The Company intends to pursue a recovery of these costs from the manufacturer of the ECU, but has not included any potential recovery in its estimates.

As a result of the recall, the Company has revised its fiscal year 2002 fourth-quarter earnings guidance to a loss of
($.72) to ($.77) per share from continuing operations.

                                          Forward Looking Statements

Certain statements discussed in this Item that are not purely historical  constitute  "forward-looking  statements"
under  the  Private  Securities  Litigation  Reform  Act of 1995  and  involve  risks  and  uncertainties,  such as statements  involving the likely  financial  impact of this recall and the ability of the Company to recover recall costs from trade suppliers.  These  forward-looking  statements are based on current management  expectations as of the date made.  The Company  assumes no obligation  to update any  forward-looking  statements.  It is important to
note  that  actual  results  and  ultimate   corporate   actions  could  differ   materially  from  those  in  such
forward-looking  statements.  Factors that might cause such a  difference  might  include,  but are not limited to, those  detailed from time to time in the Company's  SEC reports,  including  report on Form 10-K for the year ended
October 31, 2001.

                                                    SIGNATURES
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Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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                     Registrant

Date:    October 1, 2002                    /s/  Mark T. Schwetschenau
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                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)